SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 10, 2001
                                                   -----------------


                        NB&T FINANCIAL GROUP, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




            OHIO                    0-23134              31-1004998
---------------------------    -------------------   --------------------
(State or other jurisdiction  (Commission File No.) (IRS Employer I.D. No.)
     of incorporation)


            48 N. South Street, Wilmington, Ohio           45177
           ----------------------------------------      ----------
          (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:  (937) 382-1441
                                                    ----------------


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Item 5.          Other Events.
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The following was contained in a press release issued by NB&T Financial
Group, on or about December 10, 2001.



     On December 10, 2001, NB&T Financial Group, Inc. ("NB&T Financial") issued a press release announcing the acquisition of the assets and assumption of the deposit and certain other liabilities of The Sabina Bank by The National Bank and Trust Company, NB&T Financial's wholly-owned subsidiary. A copy of the press release is attached hereto as
Exhibit 99.


Item 7.          Financial Statements and Exhibits.
------           ---------------------------------

     (a) and (b).     Not applicable

     (c)              Exhibits.
                      See Index to Exhibits.



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                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NB&T FINANCIAL GROUP, INC.



                                     By: /s/ Charles L. Dehner
                                         ----------------------------
                                         Charles L. Dehner
                                         Executive Vice President,
                                           Chief Financial Officer


Date:  December 10, 2001



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                           INDEX TO EXHIBITS


Exhibit Number     Description
--------------     -----------


99                 Press Release of NB&T Financial Group, Inc. dated
                   December 10, 2001.